《独家购买权协议》之补充协议

Supplemental Exclusive Purchase Option Agreement

甲方：深圳合利众企业咨询有限公司

Party A: Shenzhen Helizhong Enterprise Consulting Co., Ltd.

统一社会信用代码：91440300MA5FAN293H

Unified Social Credit Code: 91440300MA5FAN293H

地址：深圳市罗湖区东门街道东门社区深南东路辅道2002号南塘商业广场C区2317

Address: Room 2317, Zone C, Nantang Commercial Plaza, #2002 East Shennan Road, Dongmen Community, Dongmen Street, Luohu District, Shenzhen, Guangdong, China.

乙方：温兆斌

Party B: Zhaobin Wen

国籍：中国

Nationality: China

身份证号码：440102197807171014

Identification No.: 440102197807171014

丙方：深圳合众财富金融投资管理有限公司

Party C: Shenzhen HeZhong Fortune Finance and Investment Management Co., Ltd.

统一社会信用代码：91440300349884996Y

Unified Social Credit Code: 91440300349884996Y

地址：深圳市前海深港合作区前湾一路1号A栋201室

Address: Room 201, Block A, #1 1st Qian Wan Road, Qianhai Shenzhen and Hong Kong Cooperation District, Shenzhen, Guangdong, China.

鉴于：

Whereas:

1. 甲方与乙方于2018年9月25日签订了《独家购买权协议》（下称"该购买权协议"），其中约定甲方以人民币壹元的对价取得乙方所持有丙方之全部股权——75%的独家购买权。

Party A and Party B executed the Exclusive Purchase Option Agreement, or the **Purchase Agreement**, on September 25, 2018, under which Party A acquired the exclusive purchase option of 75% of the equity interest in Party C held by Party B at the consideration price of RMB 1.00.

2. 根据丙方之所有股东于2019年6月18日就其公司增资事宜通过的《股东会决议》及《章程修正案》，乙方认缴出资额由人民币3,750万元增加至人民币43,750万元，增资后乙方所持有丙方之股权比例由原75%增至79.55%。

Pursuant to the Resolution of Shareholders and the Amendments to the Article of Party C, which were approved by its all shareholders regarding the increase of registered capital on June 18, 2019, Party B increased his capital subscription from RMB 375 million to RMB 437.5 million. Thus, the equity interest in Party C that Party B holds increased from 75% to 79.55%.

3. 就乙方因增资而新增持有丙方的股权— 4.55%，乙方拟授予甲方其新增持有股权的独家购买权。

Party B intends to grant Party A the exclusive purchase option of the additional 4.55% of equity interest in Party C, due to the increase of his capital subscription of the equity interest in Party C.

据此，甲、乙、丙三方就乙方授予甲方其所持有丙方之全部股权的独家购买权事宜，达成本补充协议如下：

Accordingly, Party A, Party B and Party C agree to this following Supplemental Agreement with respect to Party B's grant of the exclusive purchase option of his entire equity interest in Party C to Party A:

一、各方同意：乙方将其因增资而新增持有丙方之股权——4.55%的独家购买权授予甲方，该购买权协议中所约定乙方将其持有丙方之股权——75%的独家

购买权授予甲方保持不变。故，根据该购买权协议及本补充协议，乙方将其所持有丙方之全部股权——79.55%的独家购买权授予甲方。

All the Parties agree that Party B shall grant Party A the exclusive purchase option of his additional 4.55% of the equity interest in Party C due to the increase of capital subscription of the equity interest in Party C. The original grant under the Purchase Agreement, which Party B has granted the exclusive purchase option of his 75% of entire equity interest in Party C to Party A, shall be kept unchanged. Thus, Party B shall grant Party A the exclusive purchase option of total 79.55% of the entire equity interest in Party C pursuant to the Purchase Agreement and the Supplemental Agreement.

二、本补充协议与该购买权协议具有同等的法律效力，本补充协议约定内容与该购买权协议约定不一致的，以本补充协议之约定为准。

The Supplemental Agreement has the same legal effect as the Purchase Agreement. If the contents under the Supplemental Agreement are inconsistent with the contents under the Purchase Agreement, the Supplemental Agreement shall prevail.

三、本补充协议以中英文书就，一式叁份，甲、乙、丙三方各执壹份，每份均具有同等法律效力；中英文版本之内容或理解如有冲突，应以中文版为准。

The Supplemental Agreement is written in Chinese and English in triplicate. Party A, Party B and Party C shall hold one copy with the same legal effect respectively. In case there is any conflict regarding contents or understanding between the Chinese version and the English version, the Chinese version shall prevail.

四、本补充协议自各方于2019年6月18日签署盖章之日起生效。

The Supplemental Agreement shall become effective as of June 18, 2019 when all the Parties have duly executed the Supplemental Agreement.

(This page is only for signature use.)

甲方：深圳合利众企业咨询有限公司（盖章）：

Party A: Shenzhen Helizhong Enterprise Consulting Co., Ltd.

法定代表人：＿＿＿＿＿＿＿＿＿＿

温兆斌

By: ＿＿＿＿＿＿＿＿＿＿＿＿＿＿

Zhaobin Wen, Legal Representative

乙方：温兆斌

Party B: Zhaobin Wen

签字：＿＿＿＿＿＿＿＿＿＿＿＿

温兆斌

By: ＿＿＿＿＿＿＿＿＿＿＿＿＿＿

Zhaobin Wen

丙方：深圳合众财富金融投资管理有限公司（盖章）：

Party C: Shenzhen HeZhong Fortune Finance and Investment Management Co., Ltd.

法定代表人：＿＿＿＿＿＿＿＿＿＿

温兆斌

By: ＿＿＿＿＿＿＿＿＿＿＿＿＿＿

Zhaobin Wen, Legal Representative